SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                     March 31, 2006
               --------------------------------------------------------
                          (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
                                 On Behalf of

      STRATS(SM) Trust For Goldman Sachs Group Securities, Series 2006-2
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              (Exact Name of Registrant as Specified in Charter)

                                   333-111858-20
Delaware                              001-32848               52-2316399
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(State or Other                 (Commission  File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                          28288
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events

On March 31, 2006, Synthetic Fixed-Income Securities, Inc. ("SFSI") transferred $70,000,000 (by aggregate principal amount) of 6.125% Notes due February 15, 2033 (the "Underlying Securities"), issued by The Goldman Sachs Group, Inc. to the STRATS(SM) Trust For Goldman Sachs Group Securities, Series 2006-2 (the "Trust") established by SFSI, which issued 2,800,000 Floating Rate STRATS(SM) Certificates, Series 2006-2, issued pursuant to a base trust agreement, dated as of February 28, 2006 (the "Base Trust Agreement"), between SFSI and The Bank of New York, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of March 31, 2006 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee.
         .

ITEM 9.01.   Financial Statements and Exhibits

(a)   Financial Statements - Not Applicable

(b)   Pro Forma Financial Information - Not Applicable

(c)   Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.             Description

       4.1       Series Supplement, dated as of March 31, 2006.

      10.1 ISDA Master Agreement, dated as of March 31, 2006, including the Schedule and Credit Support Annex thereto (as supplemented by Confirmation number 1381326, 1381327 and Confirmation number 1387076, 1387081, 1387088,
                 1387082, 1387085, 1387079, 1387086, 1387084,
                 1387087,1387089, 1387090, 1387080, 1387083) (included as
                 Exhibits D and F to the Series Supplement filed as Exhibit
                 4.1 hereto)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SYNTHETIC FIXED-INCOME SECURITIES, INC.


                             /s/     James Whang
                             ---------------------------------------
                             Name:   James Whang
                             Title:  Managing Director


March 31, 2006

INDEX TO EXHIBITS
    Exhibit No.                                      Description

       4.1       Series Supplement, dated as of March 31, 2006.

      10.1 ISDA Master Agreement, dated as of March 31, 2006, including the Schedule and Credit Support Annex thereto (as supplemented by Confirmation number 1357973, 1357967 and Confirmation number 1387076, 1387081, 1387088,
                 1387082, 1387085, 1387079, 1387086, 1387084,
                 1387087,1387089, 1387090, 1387080, 1387083) (included as
                 Exhibits D and F to the Series Supplement filed as Exhibit
                 4.1 hereto)